AXP(R)
     Selective
         Fund

2002 SEMIANNUAL REPORT

AXP Selective Fund seeks to provide shareholders with current income and preservation of capital.

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

Table of Contents

From the Chairman                                        2
Economic and Market Update                               4
Fund Snapshot                                            6
Questions & Answers with Portfolio Management            7
Investments in Securities                               10
Financial Statements (Portfolio)                        16
Notes to Financial Statements (Portfolio)               19
Financial Statements (Fund)                             23
Notes to Financial Statements (Fund)                    26
Results of Meeting of Shareholders                      32


(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been extremely difficult. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance after three years of down markets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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2 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



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From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.


KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain a significant allocation to equities.

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4 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



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Fund Snapshot
         AS OF NOV. 30, 2002

PORTFOLIO MANAGER
Portfolio manager                                        Colin Lundgren
Tenure/since                                                       4/02
Years in industry                                                     9

FUND OBJECTIVE
For investors seeking current income and preservation of capital.

Inception dates
A: 4/6/45         B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INSEX          B: ISEBX          C: ASLCX         Y: IDEYX

Total net assets                                         $1.513 billion
Number of holdings                                    approximately 190

STYLE MATRIX
Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.   LONG
          X           HIGH
                      MEDIUM  QUALITY
                      LOW

TOP FIVE SECTORS
Percentage of portfolio assets
Mortgage-backed securities                                         48.4%
Government obligations                                             20.0
Financial services                                                  7.6
Utilities -- electric                                               1.2
Banks and savings & loans                                           1.1

CREDIT QUALITY SUMMARY
Percentage of portfolio assets
AAA bonds                                                          70.3%
AA bonds                                                            4.2
A bonds                                                             7.3
BAA bonds                                                           5.7
Non-investment grade bonds                                          0.6

Fund holdings are subject to change.

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6 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q: How did the AXP Selective Fund perform for the six-month period ended Nov. 30, 2002?

A: For the period, the Fund's Class A shares returned 0.23% excluding sales charge. In comparison, the Lehman Brothers Aggregate Bond Index returned 4.98% and the Lipper Corporate Debt - A rated Funds Index generated a return of 3.79% for the same period.

Q:  What factors significantly impacted performance?

A: Three main factors had a negative impact on performance. The biggest detractors from results were our losses on futures and the Fund's fairly light exposure to short-term Treasury securities. It was our belief that the Federal Reserve's next move, still some time off, would be to raise interest rates. Therefore, we reduced the Fund's position in short-term Treasuries and in high-quality securities that are sensitive to Fed movements. As it turned out, the two-year Treasury remained unchanged during the fourth quarter, while most Treasury yields moved up 0.25% to 0.50%, hurting the Fund's return.

    The Fund's performance was also affected by geo-political issues. Most bond investors believe that the United States is likely to become engaged in military action in the Middle East. Therefore, they sought the highest quality securities -- short-term Treasuries. The increased

(bar graph)
PERFORMANCE COMPARISON
For the six-month period ended Nov. 30, 2002

  6%        (bar 1)       (bar 2)       (bar 3)
  4%        +0.23%        +4.98%        +3.79%
  2%
  0%

(bar 1) AXP Selective Fund Class A (excluding sales charge)

(bar 2) Lehman Brothers Aggregate Bond Index(1) (unmanaged)

(bar 3) Lipper Corporate Debt - A rated Funds Index(2)

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Corporate Debt - A rated Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



Questions & Answers

(begin callout quote) >...we expect the Fed will begin raising rates at a modest pace over the next several months as the economy continues to improve. (end callout quote)

    demand for such securities boosted prices. Because the Fund had a relatively small position in short-term Treasuries, it did not fully benefit from the higher prices that these securities offered.

    Earlier in the year, the lack of investor enthusiasm for corporate bonds caused prices to decline to very attractive levels and yields to rise.
    Corporate bonds had been out of favor for more than a year, therefore, we positioned the Fund to take advantage of a rebound in the corporate area. We concentrated the corporate bond portion of the Fund in about 40 names. As more cases of corporate malfeasance came to light, however, the lack of diversification in the corporate sector held back performance. The bonds in the portfolio that were affected by

AVERAGE ANNUAL TOTAL RETURNS

as of Nov. 30, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (4/6/45)                  (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)        NAV(1)   After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)

6 months*                +0.23%       -4.54%        -0.15%       -5.05%       -0.16%       -1.14%       +0.31%       +0.31%
1 year                   -0.10%       -4.85%        -0.86%       -4.67%       -0.86%       -0.86%       +0.06%       +0.06%
5 years                  +4.90%       +3.88%        +4.11%       +3.95%         N/A          N/A        +5.04%       +5.04%
10 years                 +6.51%       +6.00%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +5.74%       +5.74%       +5.36%       +5.36%       +6.69%       +6.69%


* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

    corporate governance problems declined significantly in value, and their volatility had a negative effect on the rest of the corporate bond position. By the end of the period, we began to expand our corporate bond position.

Q:  What changes did you make to the portfolio during the six-month period?

(The leadership of the portfolio team transitioned from Brad Stone to Colin Lundgren during the semi-annual period.)

A: When it became clear that accounting issues and a sluggish economic recovery would continue to have a negative effect on corporate securities, we reduced exposure to the corporate sector. We continued to add to the Fund's position in mortgage-backed securities, and we maintained a relatively light position in longer-duration agency bonds. We also built a slightly overweighted position in long-term Treasury securities. We positioned the Fund to take advantage of a flatter yield curve, one for which short-term interest rates would remain fairly stable, while yields on intermediate- and long-term securities would decline. Because we maintained a more neutral position in terms of the Fund's interest-rate sensitivity, we were successful in offsetting some of the problems that affected the corporate bond sector. Overall, we are increasing diversification in the corporate bond portfolio to minimize possible issuer risk.

Q:  What is your outlook for the months ahead?

A: The most recent data indicate that the economy is recovering at an annual rate of about 3-4%. While the Federal Reserve (the Fed) lowered short-term interest rates by 0.5% early in November, we expect the Fed will begin raising rates at a modest pace over the next several months as the economy continues to improve. In this environment, we will slowly boost the Fund's corporate allocation to high-quality corporate bonds. In the corporate area, we will focus on owning a broadly diversified portfolio so that any possible problem issues will have less of an effect on the portfolio as a whole. We will maintain our neutral position from the standpoint of interest-rate sensitivity, as the market is balancing the expectation of a stronger economy with other concerns such as global tensions and uncertainty about corporate earnings. We expect that the difference in yields between intermediate- and longer-term issues compared to those on shorter-term securities will narrow in the months ahead. We will maintain a fairly liquid portfolio so that we can make adjustments should rapid changes in interest rates create an unusually volatile environment.

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9 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Investments in Securities

Quality Income Portfolio

Nov. 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (95.3%)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Government obligations (21.6%)
Overseas Private Investment
     U.S. Govt Guaranty Series 1996A
         01-15-09               6.99%             $6,666,667          $7,346,000
Province of British Columbia
     (U.S. Dollar)
         10-29-08               5.38               4,760,000(c)        5,108,665
Province of Ontario
     (U.S. Dollar)
         09-17-07               3.50               6,350,000(c)        6,305,518
Province of Quebec
     (U.S. Dollar)
         07-17-09               5.00               6,350,000(c)        6,607,118
U.S. Treasury
         05-15-04               7.25               5,000,000           5,393,165
         06-30-04               2.88               7,425,000(g)        7,542,389
         08-15-05               6.50              15,300,000          16,939,364
         02-15-11               5.00              10,100,000          10,748,612
         02-15-12               4.88              26,020,000          27,381,991
         08-15-12               4.38              18,270,000          18,505,500
         11-15-12               4.00              29,010,000          28,504,588
         02-15-15              11.25               7,100,000          11,481,474
         11-15-16               7.50              20,700,000          26,162,854
         02-15-26               6.00              15,925,000          17,567,266
         08-15-29               6.13              13,300,000          15,024,318
         05-15-30               6.25              11,450,000          13,182,259
         02-15-31               5.38              42,315,000          44,401,003
     Principal Only
         08-15-21               6.11              50,000,000(f)       17,681,500
     TIPS
         01-15-07               3.38              18,000,000(h)       21,817,382
         07-15-12               3.00              17,000,000(h)       17,758,549
United Mexican States
     (U.S. Dollar)
         01-14-12               7.50               3,000,000(c)        3,150,000
Total                                                                328,609,515

Mortgage-backed securities (52.3%)
Collateralized Mtge Obligation Trust
         09-15-31               4.85               5,400,000           5,278,716
Federal Home Loan Bank
         01-14-05               4.13              28,820,000          29,870,430
Federal Home Loan Mtge Corp
         09-15-07               3.50              15,000,000          14,959,050
         07-15-12               5.13              16,890,000          17,375,081
         11-01-14               7.50               4,349,199           4,619,540
         04-01-15               7.50               7,137,830           7,581,509
         01-01-16               7.00              11,378,905          12,039,388
         07-01-16               8.00                     243                 263
         01-01-17               8.00                   1,951               2,110
         02-01-17               5.50              25,521,098          26,191,683
         03-01-17               8.50                  35,618              39,135
         06-01-17               8.50                  16,149              17,559
         07-01-17               6.00              13,743,511          14,270,551
         07-01-17               7.00              13,847,890          14,647,014
         09-01-19               8.50                  39,334              42,685
         04-01-20               9.00                 383,304             425,355
         04-01-21               9.00                 338,188             375,653
         03-01-22               8.50                 736,055             797,996
         04-01-22               6.50              25,440,628          26,491,676
         08-01-22               8.50                 698,948             756,933
         10-01-22               6.50              15,146,816          15,772,589
         06-01-24               7.50               3,168,088           3,373,965
         02-01-25               8.00               1,178,049           1,269,776
         04-01-32               7.00               4,624,940           4,825,836
         05-01-32               7.00              16,874,438          17,607,421
         06-01-32               7.00              15,471,362          16,143,399
         07-01-32               7.00              18,049,886          18,833,928
         09-01-32               6.50               3,882,672(b)        4,016,095
     Collateralized Mtge Obligation
         12-15-13               5.50              17,175,000          17,779,089
         02-15-16               5.50              15,500,000          16,086,072
         12-15-17               5.00              34,270,000(b)       35,041,074
         02-25-42               6.50               6,878,113           7,210,670
Federal Housing Admin
         01-01-24               7.43               3,896,601           3,955,050

See accompanying notes to investments in securities.

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10 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn
         02-15-05               7.13%             $8,000,000          $8,806,360
         07-26-07               4.32              13,910,000          14,151,756
         05-15-08               6.00              21,450,000          23,666,643
         05-15-11               6.00              11,400,000          12,474,781
         08-25-12               4.72              15,500,000          15,075,917
         01-01-14               6.00               8,272,549           8,641,501
         04-01-14               6.00               9,450,620           9,872,113
         04-01-14               6.50                 170,015             178,869
         05-01-14               6.00               6,585,672           6,869,290
         05-01-16               6.50              10,837,243          11,371,595
         03-01-17               6.50              12,255,157          12,859,161
         12-01-26               8.00               1,705,237           1,837,535
         04-01-27               7.50               2,423,289           2,569,235
         08-01-27               8.00               1,827,439           1,963,089
         01-01-28               6.50               1,334,943           1,382,671
         05-01-28               6.50               6,549,968           6,775,349
         09-01-28               6.00              52,015,000(b)       52,957,511
         12-01-28               6.50              11,575,171          11,973,466
         02-01-29               6.50               8,637,342           8,934,548
         03-01-29               6.50               9,022,275           9,324,210
         06-01-29               7.00               9,545,792           9,972,780
         12-01-29               7.50               5,194,098           5,492,453
         01-01-30               8.00               1,623,253           1,736,643
         03-01-30               8.00               4,576,465           4,896,146
         12-01-30               6.00               8,000,000(b)        8,175,040
         06-01-31               6.50               8,418,399           8,699,662
         06-01-31               7.00              11,938,906          12,539,106
         02-01-32               7.50               1,659,045           1,753,403
         03-01-32               7.50               1,741,278           1,840,271
         04-01-32               7.50               2,561,642           2,707,335
         05-01-32               7.50               3,090,331           3,266,094
         06-01-32               7.00              20,927,690          21,849,817
         06-01-32               7.50               9,066,321           9,581,968
         08-01-32               6.50              13,313,228          13,762,550
         08-01-32               7.00              19,742,527          20,612,432
         09-01-32               6.50              30,785,568          31,817,656
     Collateralized Mtge Obligation
         07-30-12               5.50              17,726,500          18,414,742
         03-25-15               5.00              15,260,000          15,480,594
         10-25-19               8.50               1,448,659           1,614,908
         10-01-32               5.00              11,000,000          11,353,724
     Principal Only
         09-01-18               5.73                 156,697(f)          142,041
Govt Natl Mtge Assn
         05-15-26               7.50               3,315,733           3,537,891
         11-15-31               6.50              23,591,927          24,548,625
Total                                                                793,178,772

Airlines (0.8%)
American Airlines
         05-23-11               6.82               7,000,000           5,949,999
Continental Airlines
     Series 2001-1
         06-15-21               6.70               4,397,566           3,837,053
Delta Air Lines
         09-18-11               7.11               2,080,000           2,079,181
Total                                                                 11,866,233

Automotive & related (0.8%)
DaimlerChrysler North America Holdings
     Company Guaranty
         01-18-31               8.50               2,210,000           2,614,870
Ford Motor
         07-16-31               7.45               2,400,000(g)        2,025,977
Ford Motor Credit
         10-25-11               7.25               8,700,000           8,202,464
Total                                                                 12,843,311

Banks and savings & loans (1.2%)
Bank of America
         09-15-12               4.88               2,500,000           2,456,400
Bank One
     Sub Nts
         11-15-11               5.90               4,200,000           4,447,212
J.P. Morgan Chase
         05-30-07               5.25               1,800,000           1,851,741
     Sub Nts
         03-15-12               6.63               3,500,000           3,696,105
US Bank National Association Minnesota
         08-01-11               6.38               2,150,000           2,342,447
Washington Mutual Bank
         06-15-11               6.88               3,000,000           3,281,895
Total                                                                 18,075,800

Beverages & tobacco (0.2%)
Diageo Capital
     (U.S. Dollar)
         11-19-07               3.50               2,560,000(c)        2,507,315

Building materials & construction (0.4%)
Tyco Intl Group
     (U.S. Dollar) Company Guaranty
         02-15-11               6.75               4,690,000(c)        4,244,450
Weyerhaeuser
         03-15-12               6.75               2,000,000           2,132,306
Total                                                                  6,376,756

See accompanying notes to investments in securities.

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11 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Chemicals (0.2%)
Dow Chemical
         10-01-12               6.00%             $2,950,000(g)       $2,935,781

Communications equipment & services (0.9%)
AT&T Wireless Services
     Sr Nts
         03-01-11               7.88               2,250,000           2,160,000
         03-01-31               8.75               2,570,000           2,377,250
Deutsche Telekom Intl Finance
     (U.S. Dollar)
         06-15-10               8.50               2,000,000(c)        2,201,934
Verizon Global Funding
         06-15-12               6.88               6,500,000           6,973,467
Total                                                                 13,712,651

Energy (1.0%)
Amerada Hess
         03-15-33               7.13               3,140,000           3,269,801
ConocoPhillips
         10-15-32               5.90               4,400,000(d)        4,246,484
FirstEnergy
     Series B
         11-15-11               6.45               4,950,000           4,879,562
Marathon Oil
         06-01-07               5.38               3,350,000           3,467,853
Total                                                                 15,863,700

Financial services (8.3%)
American General Finance
         10-01-12               5.38               2,850,000           2,742,869
California State Teachers' Retirement System Trust
     Series 2002-C6
         11-20-09               4.46               9,750,000(b)        9,673,828
CIT Group
         09-25-07               5.75               2,950,000           2,969,638
Citibank Credit Card Insurance Trust
     Series 2001-8 Cl A
         12-07-06               4.10               6,480,000           6,679,876
Citigroup
         02-21-12               6.00               7,400,000           7,787,982
     Sub Nts
         08-27-12               5.63               5,900,000           6,006,495
Credit Suisse First Boston USA
         01-15-12               6.50              10,400,000          10,784,946
GMAC
         02-01-12               7.00              11,300,000          11,027,364
Goldman Sachs Group
         01-15-12               6.60               5,400,000           5,846,494
Household Finance
         10-15-11               6.38               8,500,000           8,340,914
John Hancock Financial Services
     Sr Nts
         12-01-08               5.63               2,850,000           2,882,387
MBNA
         10-15-08               5.75              15,000,000          16,163,930
Merrill Lynch
         11-15-07               4.00               1,860,000           1,834,021
     Series B
         11-20-09               4.75               2,440,000           2,417,911
Morgan Stanley, Dean Witter & Co
         04-01-12               6.60               7,000,000           7,516,600
Pemex Master Trust
         02-01-09               7.88               7,050,000(d)        7,376,063
Prudential Bache
     Collateralized Mtge Obligation
         04-01-19               7.97               1,484,978           1,488,196
Railcar Leasing
         01-15-13               7.13              12,150,000(d)       13,415,908
Total                                                                124,955,422

Food (0.2%)
General Mills
         02-15-07               5.13               2,850,000           2,959,192

Health care (0.5%)
American Home Products
         03-15-04               5.88               7,000,000           7,226,674

Health care services (0.1%)
Tenet Healthcare
     Sr Nts
         06-01-12               6.50               1,440,000           1,281,600

Household products (0.5%)
Procter & Gamble
         06-15-07               4.75               7,300,000           7,657,693

Insurance (0.5%)
Hartford Life
     Sr Nts
         03-01-31               7.38               3,130,000           3,157,397
Transamerica Capital III
     Company Guaranty
         11-15-37               7.63               3,875,000           3,759,990
Total                                                                  6,917,387

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Leisure time & entertainment (0.2%)
Viacom
     Company Guaranty
         08-15-12               5.63%             $2,470,000          $2,556,030

Media (0.7%)
Comcast Cable Communications
         05-01-27               8.50               4,900,000           4,960,623
Time Warner Entertainment
         03-15-23               8.38               5,000,000           5,372,210
Total                                                                 10,332,833

Miscellaneous (0.2%)
EOP Operating LP
     Company Guaranty
         02-15-12               6.75               2,980,000           3,126,872

Multi-industry conglomerates (0.8%)
General Electric Capital
         06-15-12               6.00              11,460,000          12,025,093

Paper & packaging (0.2%)
Abitibi-Consolidated
     (U.S. Dollar)
         08-01-10               8.55               2,930,000(c)        3,094,786

Retail (0.9%)
Federated Dept Stores
     Sr Nts
         09-01-08               6.63               4,500,000           4,808,431
Kroger
     Company Guaranty
         06-15-12               6.20               2,980,000           3,074,406
Sears Roebuck Acceptance
         04-15-12               6.70               2,950,000           2,788,676
Target
         11-01-32               6.35               3,090,000           3,161,005
Total                                                                 13,832,518

Transportation (0.4%)
CSX
         03-15-12               6.30               3,000,000           3,201,522
Union Pacific
         01-15-11               6.65               2,850,000           3,118,547
Total                                                                  6,320,069

Utilities -- electric (1.3%)
Dominion Resources
     Sr Nts Series B
         06-30-12               6.25               3,090,000           3,210,192
Duke Energy
         01-15-12               6.25               1,500,000(g)        1,561,578
IPALCO Enterprises
         11-14-08               7.38               5,430,000           4,669,800
Northern States Power
     1st Mtge
         08-29-12               8.00               7,200,000(d)        7,746,624
Tiers-Mirant
         06-15-04               7.20               5,500,000(d)        2,365,000
Total                                                                 19,553,194

Utilities -- telephone (1.0%)
AT&T
     Sr Nts
         11-15-06               7.00               2,980,000           3,054,500
British Telecom
     (U.S. Dollar)
         12-15-10               8.13               1,930,000(c)        2,256,755
Citizens Communications
     Sr Nts
         08-15-31               9.00               4,500,000           4,870,539
France Telecom
     (U.S. Dollar)
         03-01-11               9.25               2,500,000(c)        2,803,040
Sprint Capital
     Company Guaranty
         11-15-28               6.88               2,840,000           2,099,490
Total                                                                 15,084,324

Total bonds
(Cost: $1,420,441,522)                                            $1,442,893,521

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Short-term securities (13.0%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (9.7%)
Federal Home Loan Bank Disc Nt
         12-06-02               1.64%               $300,000            $299,904
Federal Natl Mtge Assn Disc Nts
         12-04-02               1.70              15,000,000          14,996,751
         12-10-02               1.64              40,000,000          39,979,956
         12-12-02               1.45              35,000,000          34,981,675
         12-18-02               1.69              30,000,000          29,975,014
         01-14-03               1.24               5,500,000           5,491,498
         02-19-03               1.26              20,500,000          20,444,671
Total                                                                146,169,469

Commercial paper (3.3%)
CXC
         01-14-03               1.75              20,100,000(e)       20,061,218
Morgan Stanley
         12-03-02               1.75              10,000,000           9,998,055
         01-23-03               1.32              20,000,000          19,953,595
Total                                                                 50,012,868

Total short-term securities
Cost: $196,185,165)                                                 $196,182,337

Total investments in securities
(Cost: $1,616,626,687)(i)                                         $1,639,075,858

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Nov. 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $74,924,423.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Nov. 30, 2002, the value of foreign securities represented 2.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Principal-only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Nov. 30, 2002.

(g) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

     Type of security                                            Notional amount
     ---------------------------------------------------------------------------
     Purchase contracts
     U.S. Treasury Notes, March 2003, 5-year                         $19,600,000

     Sale contracts
     Swap Futures, April 2003, 10-year                                34,000,000
     U.S. Treasury Bonds, March 2003, 20-year                         31,400,000
     U.S. Treasury Notes, March 2003, 10-year                         71,900,000

(h) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(i) At Nov. 30, 2002, the cost of securities for federal income tax purposes was approximately $1,616,627,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 35,664,000

     Unrealized depreciation                                        (13,215,000)
                                                                    -----------
     Net unrealized appreciation                                   $ 22,449,000
                                                                   ------------

--------------------------------------------------------------------------------
15 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

Quality Income Portfolio

Nov. 30, 2002 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,616,626,687)                                                                  $1,639,075,858
Cash in bank on demand deposit                                                                              620,386
Dividends and accrued interest receivable                                                                12,861,269
Receivable for investment securities sold                                                                42,425,971
                                                                                                         ----------
Total assets                                                                                          1,694,983,484
                                                                                                      -------------

Liabilities
Payable for investment securities purchased                                                             114,107,883
Payable upon return of securities loaned (Note 4)                                                        66,164,750
Accrued investment management services fee                                                                   42,406
Other accrued expenses                                                                                      108,133
                                                                                                            -------
Total liabilities                                                                                       180,423,172
                                                                                                        -----------
Net assets                                                                                           $1,514,560,312
                                                                                                     ==============
* Including securities on loan, at value (Note 4)                                                    $   63,939,732
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



Statement of operations

Quality Income Portfolio

Six months ended Nov. 30, 2002 (Unaudited)

Investment income
Income:
Interest                                                                                               $ 40,349,999
   Less foreign taxes withheld                                                                               (2,203)
                                                                                                             ------
Total income                                                                                             40,347,796
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        3,973,715
Compensation of board members                                                                                 9,288
Custodian fees                                                                                               63,380
Audit fees                                                                                                   16,250
Other                                                                                                        14,176
                                                                                                             ------
Total expenses                                                                                            4,076,809
   Earnings credits on cash balances (Note 2)                                                                (1,010)
                                                                                                             ------
Total net expenses                                                                                        4,075,799
                                                                                                          ---------
Investment income (loss) -- net                                                                          36,271,997
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (48,000,169)
   Futures contracts                                                                                    (15,793,716)
   Options contracts written (Note 5)                                                                       534,578
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (63,259,307)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    32,656,454
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                   (30,602,853)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $  5,669,144
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



Statements of changes in net assets

Quality Income Portfolio


                                                                                Nov. 30, 2002          May 31, 2002
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations
Investment income (loss) -- net                                                $   36,271,997        $   78,356,400
Net realized gain (loss) on investments                                           (63,259,307)           26,212,306
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              32,656,454           (22,814,230)
                                                                                   ----------           -----------
Net increase (decrease) in net assets resulting from operations                     5,669,144            81,754,476
                                                                                    ---------            ----------
Proceeds from contributions                                                        26,059,631           162,938,975
Fair value of withdrawals                                                        (100,858,031)         (152,745,069)
                                                                                 ------------          ------------
Net contributions (withdrawals) from partners                                     (74,798,400)           10,193,906
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                           (69,129,256)           91,948,382
Net assets at beginning of period                                               1,583,689,568         1,491,741,186
                                                                                -------------         -------------
Net assets at end of period                                                    $1,514,560,312        $1,583,689,568
                                                                               ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

Quality Income Portfolio

(Unaudited as to Nov. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Quality Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in investment-grade bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
19 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
20 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis including when issued securities, and other forward-commitments can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Nov. 30, 2002, the Portfolio has entered into outstanding when-issued securities of $70,755,167 and other forward-commitments of $4,169,256.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the six months ended Nov. 30, 2002, the Portfolio's custodian fees were reduced by $1,010 as a result of earnings credits from overnight cash balances.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
21 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,073,057,984 and $2,168,684,901, respectively, for the six months ended Nov. 30, 2002. For the same period, the portfolio turnover rate was 137%. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2002, securities valued at $63,939,732 were on loan to brokers. For collateral, the Portfolio received $66,164,750 in cash. Income from securities lending amounted to $100,292 for the six months ended Nov. 30, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written on interest rate futures are as follows:


                                                            Six months ended Nov. 30, 2002
                                                        Puts                              Calls
                                            Contracts          Premiums        Contracts          Premiums

Balance May 31, 2002                               --          $     --               --       $        --
Opened                                            765           680,659            8,794         1,770,044
Closed                                           (765)          680,659           (3,014)       (1,481,044)
Expired                                            --                --           (5,780)         (289,000)
                                                                                  ------          --------
Balance Nov. 30, 2002                              --          $     --               --       $        --
                                                   --          --------               --       -----------

See "Summary of significant accounting policies."

6. INTEREST RATE FUTURES CONTRACTS

As of Nov. 30, 2002, investments in securities included securities valued at $2,703,463 that were pledged as collateral to cover initial margin deposits on 196 open purchase contracts and 1,373 open sale contracts. The notional market value of the open purchase contracts as of Nov. 30, 2002 was $21,648,813 with a net unrealized loss of $66,626. The notional market value of the open sale contracts as of Nov. 30, 2002, was $150,797,519 with a net unrealized gain of $954,392. See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
22 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

AXP Selective Fund

Nov. 30, 2002 (Unaudited)

Assets
Investment in Portfolio (Note 1)                                                                     $1,514,444,931
Capital shares receivable                                                                                   276,663
                                                                                                            -------
Total assets                                                                                          1,514,721,594
                                                                                                      -------------

Liabilities
Dividends payable to shareholders                                                                           905,472
Capital shares payable                                                                                      238,158
Accrued distribution fee                                                                                     32,247
Accrued service fee                                                                                             980
Accrued transfer agency fee                                                                                   8,640
Accrued administrative services fee                                                                           4,000
Other accrued expenses                                                                                      170,942
                                                                                                            -------
Total liabilities                                                                                         1,360,439
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $1,513,361,155
                                                                                                     --------------

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,768,438
Additional paid-in capital                                                                            1,557,643,589
Excess of distributions over net investment income                                                       (2,887,203)
Accumulated net realized gain (loss)                                                                    (66,498,875)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    23,335,206
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $1,513,361,155
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  992,686,355
                                                            Class B                                  $  331,130,691
                                                            Class C                                  $    9,708,893
                                                            Class Y                                  $  179,835,216
Net asset value per share of outstanding capital stock:     Class A shares        115,999,689        $         8.56
                                                            Class B shares         38,695,465        $         8.56
                                                            Class C shares          1,134,558        $         8.56
                                                            Class Y shares         21,014,044        $         8.56
                                                                                   ----------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



Statement of operations

AXP Selective Fund

Six months ended Nov. 30, 2002 (Unaudited)

Investment income
Income:
Interest                                                                                               $ 40,348,314
   Less foreign taxes withheld                                                                               (2,203)
                                                                                                             ------
Total income                                                                                             40,346,111
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         4,075,499
Distribution fee
   Class A                                                                                                1,276,609
   Class B                                                                                                1,697,743
   Class C                                                                                                   48,123
Transfer agency fee                                                                                       1,006,351
Incremental transfer agency fee
   Class A                                                                                                   56,500
   Class B                                                                                                   34,544
   Class C                                                                                                    1,314
Service fee -- Class Y                                                                                       90,555
Administrative services fees and expenses                                                                   376,171
Compensation of board members                                                                                 7,555
Printing and postage                                                                                        104,288
Registration fees                                                                                            71,017
Audit fees                                                                                                    5,375
Other                                                                                                        12,652
                                                                                                             ------
Total expenses                                                                                            8,864,296
   Earnings credits on cash balances (Note 2)                                                               (12,759)
                                                                                                            -------
Total net expenses                                                                                        8,851,537
                                                                                                          ---------
Investment income (loss) -- net                                                                          31,494,574
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                (47,995,518)
   Futures contracts                                                                                    (15,793,745)
   Options contracts written                                                                                534,578
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (63,254,685)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    32,654,065
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                   (30,600,620)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $    893,954
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



Statements of changes in net assets

AXP Selective Fund


                                                                                Nov. 30, 2002          May 31, 2002
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                $   31,494,574        $   69,091,733
Net realized gain (loss) on investments                                           (63,254,685)           26,210,072
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              32,654,065           (22,812,371)
                                                                                   ----------           -----------
Net increase (decrease) in net assets resulting from operations                       893,954            72,489,434
                                                                                      -------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (23,563,094)          (47,043,251)
     Class B                                                                       (6,542,470)          (11,539,596)
     Class C                                                                         (181,737)             (244,581)
     Class Y                                                                       (4,324,871)          (10,201,699)
   Net realized gain
     Class A                                                                               --            (3,121,437)
     Class B                                                                               --              (955,224)
     Class C                                                                               --               (21,274)
     Class Y                                                                               --              (705,355)
                                                                                           --              --------
Total distributions                                                               (34,612,172)          (73,832,417)
                                                                                  -----------           -----------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         92,796,785           217,863,403
   Class B shares                                                                  57,839,942           163,154,275
   Class C shares                                                                   2,231,427             7,922,122
   Class Y shares                                                                  32,042,423            96,619,335
Reinvestment of distributions at net asset value
   Class A shares                                                                  18,909,267            39,469,070
   Class B shares                                                                   5,939,424            11,261,219
   Class C shares                                                                     163,164               241,633
   Class Y shares                                                                   4,376,243            10,975,199
Payments for redemptions
   Class A shares                                                                (139,251,217)         (218,862,352)
   Class B shares (Note 2)                                                        (67,741,059)          (94,748,640)
   Class C shares (Note 2)                                                         (1,897,183)           (2,556,903)
   Class Y shares                                                                 (40,581,611)         (137,754,814)
                                                                                  -----------          ------------
Increase (decrease) in net assets from capital share transactions                 (35,172,395)           93,583,547
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                           (68,890,613)           92,240,564
Net assets at beginning of period                                               1,582,251,768         1,490,011,204
                                                                                -------------         -------------
Net assets at end of period                                                    $1,513,361,155        $1,582,251,768
                                                                               ==============        ==============
Undistributed (excess of distributions over) net investment income             $   (2,887,203)       $      230,395
                                                                               --------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Selective Fund

(Unaudited as to Nov. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Income Series, Inc. (formerly AXP Selective Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Quality Income Portfolio

The Fund invests all of its assets in Quality Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in investment-grade bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Nov. 30, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
26 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
27 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $539,196 for Class A, $223,761 for Class B and $3,456 for Class C for the six months ended Nov. 30, 2002.

During the six months ended Nov. 30, 2002, the Fund's transfer agency fees were reduced by $12,759 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Nov. 30, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                       10,753,213         6,699,228          258,662         3,721,326
Issued for reinvested distributions         2,200,227           691,247           18,989           509,168
Redeemed                                  (16,164,223)       (7,862,409)        (220,250)       (4,710,791)
                                          -----------        ----------         --------        ----------
Net increase (decrease)                    (3,210,783)         (471,934)          57,401          (480,297)
                                           ----------          --------           ------          --------

                                                                Year ended May 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                       24,549,245        18,395,624          893,392        10,879,769
Issued for reinvested distributions         4,462,460         1,273,680           27,348         1,240,318
Redeemed                                  (24,742,938)      (10,713,888)        (289,398)      (15,570,378)
                                          -----------       -----------         --------       -----------
Net increase (decrease)                     4,268,767         8,955,416          631,342        (3,450,291)
                                            ---------         ---------          -------        ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2002.

--------------------------------------------------------------------------------
28 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



5. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2002(f)        2002         2001         2000         1999

Net asset value, beginning of period                              $8.74        $8.74        $8.32        $8.96        $9.23

Income from investment operations:

Net investment income (loss)                                        .18          .40          .52          .52          .54

Net gains (losses) (both realized and unrealized)                  (.16)         .02          .42         (.46)        (.20)

Total from investment operations                                    .02          .42          .94          .06          .34

Less distributions:

Dividends from net investment income                               (.20)        (.40)        (.52)        (.53)        (.54)

Distributions from realized gains                                    --         (.02)          --         (.17)        (.07)

Total distributions                                                (.20)        (.42)        (.52)        (.70)        (.61)

Net asset value, end of period                                    $8.56        $8.74        $8.74        $8.32        $8.96

Ratios/supplemental data

Net assets, end of period (in millions)                            $993       $1,042       $1,004         $949       $1,170

Ratio of expenses to average daily net assets(c)                   .99%(d)      .98%         .97%         .97%         .89%

Ratio of net investment income (loss)
to average daily net assets                                       4.21%(d)     4.45%        6.01%        6.17%        5.85%

Portfolio turnover rate (excluding short-term securities)          137%         389%         150%          62%          30%

Total return(e)                                                    .23%(g)     4.85%       11.52%         .83%        3.68%

Class B

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2002(f)        2002         2001         2000         1999

Net asset value, beginning of period                              $8.74        $8.74        $8.32        $8.96        $9.23

Income from investment operations:

Net investment income (loss)                                        .15          .33          .45          .46          .47

Net gains (losses) (both realized and unrealized)                  (.16)         .02          .42         (.47)        (.20)

Total from investment operations                                   (.01)         .35          .87         (.01)         .27

Less distributions:

Dividends from net investment income                               (.17)        (.33)        (.45)        (.46)        (.47)

Distributions from realized gains                                    --         (.02)          --         (.17)        (.07)

Total distributions                                                (.17)        (.35)        (.45)        (.63)        (.54)

Net asset value, end of period                                    $8.56        $8.74        $8.74        $8.32        $8.96

Ratios/supplemental data

Net assets, end of period (in millions)                            $331         $342         $264         $187         $210

Ratio of expenses to average daily net assets(c)                  1.75%(d)     1.73%        1.73%        1.73%        1.65%

Ratio of net investment income (loss)
to average daily net assets                                       3.45%(d)     3.67%        5.25%        5.41%        5.10%

Portfolio turnover rate (excluding short-term securities)          137%         389%         150%          62%          30%

Total return(e)                                                   (.15%)(g)    4.06%       10.69%         .06%        2.89%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2002(f)        2002       2001(b)

Net asset value, beginning of period                              $8.74        $8.74        $8.40

Income from investment operations:

Net investment income (loss)                                        .15          .33          .42

Net gains (losses) (both realized and unrealized)                  (.16)         .02          .34

Total from investment operations                                   (.01)         .35          .76

Less distributions:

Dividends from net investment income                               (.17)        (.33)        (.42)

Distributions from realized gains                                    --         (.02)          --

Total distributions                                                (.17)        (.35)        (.42)

Net asset value, end of period                                    $8.56        $8.74        $8.74

Ratios/supplemental data

Net assets, end of period (in millions)                             $10           $9           $4

Ratio of expenses to average daily net assets(c)                  1.76%(d)     1.74%        1.73%(d)

Ratio of net investment income (loss)
to average daily net assets                                       3.37%(d)     3.64%        5.16%(d)

Portfolio turnover rate (excluding short-term securities)          137%         389%         150%

Total return(e)                                                   (.16%)(g)    4.06%        9.27%(g)


Class Y

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2002(f)        2002         2001         2000         1999

Net asset value, beginning of period                              $8.74        $8.74        $8.32        $8.96        $9.23

Income from investment operations:

Net investment income (loss)                                        .19          .42          .53          .54          .55

Net gains (losses) (both realized and unrealized)                  (.16)         .02          .42         (.47)        (.20)

Total from investment operations                                    .03          .44          .95          .07          .35

Less distributions:

Dividends from net investment income                               (.21)        (.42)        (.53)        (.54)        (.55)

Distributions from realized gains                                    --         (.02)          --         (.17)        (.07)

Total distributions                                                (.21)        (.44)        (.53)        (.71)        (.62)

Net asset value, end of period                                    $8.56        $8.74        $8.74        $8.32        $8.96

Ratios/supplemental data

Net assets, end of period (in millions)                            $180         $188         $218         $167         $196

Ratio of expenses to average daily net assets(c)                   .83%(d)      .81%         .82%         .81%         .81%

Ratio of net investment income (loss)
to average daily net assets                                       4.37%(d)     4.61%        6.16%        6.33%        5.93%

Portfolio turnover rate (excluding short-term securities)          137%         389%         150%          62%          30%

Total return(e)                                                    .31%(g)     5.02%       11.70%         .97%        3.77%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended Nov. 30, 2002 (Unaudited).

(g)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT



Results of Meeting of Shareholders

AXP SELECTIVE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote

Arne H. Carlson                      116,223,559.472                      3,951,170.540
Philip J. Carroll, Jr.               116,627,457.461                      3,547,272.551
Livio D. DeSimone                    116,564,522.263                      3,610,207.749
Barbara H. Fraser                    116,607,977.812                      3,566,752.200
Ira D. Hall                          116,612,355.115                      3,562,374.897
Heinz F. Hutter                      116,608,806.600                      3,565,923.412
Anne P. Jones                        116,583,232.199                      3,591,497.813
Stephen R. Lewis, Jr.                116,712,343.408                      3,462,386.604
Alan G. Quasha                       116,744,752.802                      3,429,977.210
Stephen W. Roszell                   116,694,300.405                      3,480,429.607
Alan K. Simpson                      116,252,475.884                      3,922,254.128
Alison Taunton-Rigby                 116,626,776.114                      3,547,953.898
William F. Truscott                  116,732,404.014                      3,442,325.998


--------------------------------------------------------------------------------
32 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

 97,797,787.666           8,903,759.632        3,923,369.714    9,549,813.000

2(b). To change the name of the corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

 107,654,012.942          8,269,622.154        4,251,094.916        0.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
33 -- AXP SELECTIVE FUND -- 2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(1/03)

AXP Selective Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6385 T (1/03)